Exhibit 99.1

1.208.524.5300 4137 Commerce Circle Idaho Falls, ID, USA 83401 Radnostix.com

FOR IMMEDIATE RELEASE

International Isotopes Inc. Announces Company Name Change to Radnostix, Inc.

Idaho Falls, ID – December 31st, 2025 – International Isotopes Inc. (“INIS” or the “Company”) (OTCQB:INIS) today announced that it has filed a Certificate of Amendment in the State of Texas to change our legal name to Radnostix, Inc. Effective immediately, we will officially begin to rebrand all of our operations under the Radnostix name. INIS was started in 1995 as a company focused on irradiation and manufacturing of industrial radioisotope products. Over the years, our focus has evolved, and the name change reflects the Company's expanding product segments and evolving strategic focus on radioisotopes and theranostics products.

While the International Isotopes Inc. branding will no longer be our flagship, the INIS branding will be re-utilized around our segments which are focused on high energy sources, bulk radioisotopes, and stable isotopes. Our other brands, Radqual, Radvent, Easyfill, Benchmark, and PhanQual, will continue going forward under the umbrella of Radnostix, Inc. The Company's operations, management team, and commitment to its customers and partners remain unchanged.

"The name Radnostix better encapsulates our mission to become the premiere industry partner in the radioisotope & theranostics space. While our name is changing, our dedication to quality, innovation, and customer service and our strategic direction remain steadfast" said Radnostix CEO, Shahe Bagerdjian.

At this time, the Company’s common stock will continue to trade under its current ticker symbol “INIS” on the OTCQB marketplace. Further information regarding a potential new ticker symbol, if any, will be announced in due course. Shareholders are not required to take any action regarding their stock certificates as a result of the name change.

About Radnostix (formerly International Isotopes Inc.):
Radnostix, Inc. (formerly International Isotopes Inc.) (INIS), established in 1995, with its headquarters in Idaho Falls, ID, USA, manufactures a wide range of radioisotope-focused products. Radnostix manufactures and supplies generic sodium iodide I-131 radio-pharmaceutical drug product for hyperthyroidism and thyroid cancer. Radnostix provides contract manufacturing of various drug products as well as radioisotope API supply for 3rd party theranostics clients. Radnostix manufactures and distributes a complete line of calibration and reference standards for nuclear pharmacies and SPECT/PET imaging systems as well as industrial calibration standards under its RadQual brand. The Company also manufactures Cobalt-60 sealed source products. For more information, visit radnostix.com.

Radnostix, Inc. (formerly International Isotopes Inc.) Safe Harbor Statement:
Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements with respect to the Company’s future growth expectations. Information contained in such forward-looking statements is based on current expectations and is subject to change. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance, or achievements of Radnostix, Inc. to be materially different from any future results, performance or achievements of the Company expressed or implied by these forward-looking statements. Other factors, which could materially affect such forward-looking statements, can be found in the Company’s filings with the Securities and Exchange Commission at www.sec.gov, including its Annual Report on Form 10-K for the year ended December 31, 2024. Investors, potential investors, and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and Radnostix, Inc. and the Company undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Radnostix Contact:
ir@intisoid.com
radnostix.com
intisoid.com
208.524.5300

Investor Relations Contact:
David Drewitz, Creative
Options Communications Investor and Public Relations
david@creativeoptionscommunications.com
creativeoptionsmarketing.com
972.814.5723

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